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                                                                       Exhibit 6



                             JOINT FILING AGREEMENT

     In accordance with Reg. S. 13d-1(k)(1), the undersigned each hereby agrees that China Strategic Holdings Limited shall file on behalf of each of them this Amendment No. 2 to Schedule 13D relating to the common stock and supervoting stock of China Enterprises Limited, to which this Agreement is an exhibit and such statements and amendments thereto as may be required to be filed with the United States Securities and Exchange Commission.

Dated: 1 December 2003

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                                               FOR AND ON BEHALF OF CHINA
                                               PHARMACEUTICAL INDUSTRIAL LIMITED



                                               By: /s/ Chan Ling, Eva
                                                   -----------------------------
                                               Name:  Chan Ling, Eva
                                               Title: Director

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                                            FOR AND ON BEHALF OF CHINA STRATEGIC
                                            HOLDINGS LIMITED



                                            By: /s/ Chan Ling, Eva
                                                --------------------------------
                                            Name:  Chan Ling, Eva
                                            Title: Executive Director

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                                           FOR AND ON BEHALF OF KAMTHORN LIMITED



                                           By: /s/ Chan Ling, Eva
                                               ---------------------------------
                                           Name:  Chan Ling, Eva
                                           Title: Director

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                                       FOR AND ON BEHALF OF MRI HOLDINGS LIMITED



                                       By: /s/ Lien Kait Long
                                           -------------------------------------
                                       Name:  Lien Kait Long
                                       Title: Director

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                                             FOR AND ON BEHALF OF KATMON LIMITED


                                             By: /s/ Chan Ling, Eva
                                                 -------------------------------
                                             Name:  Chan Ling, Eva
                                             Title: Director

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                                      FOR AND ON BEHALF OF FAVOUR LEADER LIMITED



                                      By: /s/ Chan Ling, Eva
                                          --------------------------------------
                                      Name:  Chan Ling, Eva
                                      Title: Director

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                                            FOR AND ON BEHALF OF CARLING
                                            INTERNATIONAL LIMITED



                                            By: /s/ Chan Ling, Eva
                                                --------------------------------
                                            Name:  Chan Ling, Eva
                                            Title: Director

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                                            FOR AND ON BEHALF OF CALISAN
                                            DEVELOPMENTS LIMITED



                                            By: /s/ Chau Mei Wah, Rosanna
                                                --------------------------------
                                            Name:  Chau Mei Wah, Rosanna
                                            Title: Director

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                                     FOR AND ON BEHALF OF GREAT DECISION LIMITED



                                     By: /s/ Chau Mei Wah, Rosanna
                                         ---------------------------------------
                                     Name:  Chau Mei Wah, Rosanna
                                     Title: Director

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                                            FOR AND ON BEHALF OF PAUL Y. - ITC
                                            INVESTMENTS GROUP LIMITED



                                            By: /s/ Chau Mei Wah, Rosanna
                                                --------------------------------
                                            Name:  Chau Mei Wah, Rosanna
                                            Title: Director

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                                          FOR AND ON BEHALF OF PAUL Y. - ITC
                                          CONSTRUCTION HOLDINGS (B.V.I.) LIMITED


                                          By: /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Director

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                                          FOR AND ON BEHALF OF PAUL Y. - ITC
                                          CONSTRUCTION HOLDINGS LIMITED


                                          By: /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Executive Director

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                                          FOR AND ON BEHALF OF HOLLYFIELD
                                          GROUP LIMITED


                                          By: /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Director

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                                          FOR AND ON BEHALF OF WELL ORIENT
                                          LIMITED


                                          By: /s/ Lui Siu Tsuen, Richard
                                             -----------------------------------
                                          Name:  Lui Siu Tsuen, Richard
                                          Title: Director

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                                          FOR AND ON BEHALF OF POWERVOTE
                                          TECHNOLOGY LIMITED


                                          By: /s/ Lui Siu Tsuen, Richard
                                             -----------------------------------
                                          Name:  Lui Siu Tsuen, Richard
                                          Title: Director

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                                          FOR AND ON BEHALF OF HANNY
                                          MAGNETICS (B.V.I.) LIMITED


                                          By: /s/ Lui Siu Tsuen, Richard
                                             -----------------------------------
                                          Name:  Lui Siu Tsuen, Richard
                                          Title: Director

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                                          FOR AND ON BEHALF OF HANNY HOLDINGS
                                          LIMITED


                                          By: /s/ Allan Yap
                                             -----------------------------------
                                          Name:  Allan Yap
                                          Title: Managing Director

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                                          FOR AND ON BEHALF OF FAMEX
                                          INVESTMENT LIMITED


                                          By: /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Director

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                                          FOR AND ON BEHALF OF MANKAR ASSETS
                                          LIMITED


                                          By: /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Director

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                                          FOR AND ON BEHALF OF ITC INVESTMENT
                                          HOLDINGS LIMITED


                                          By: /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Director

                                          FOR AND ON BEHALF OF ITC CORPORATION
                                          LIMITED


                                          By: /s/ Chau Mei Wah, Rosanna
                                             -----------------------------------
                                          Name:  Chau Mei Wah, Rosanna
                                          Title: Managing Director

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                                          FOR AND ON BEHALF OF GALAXYWAY
                                          INVESTMENTS LIMITED


                                          By: /s/ Chan Kowk Keung, Charles
                                             -----------------------------------
                                          Name:  Chan Kwok Keung, Charles
                                          Title: Director

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                                          FOR AND ON BEHALF OF CHINAVIEW
                                          INTERNATIONAL LIMITED


                                          By: /s/ Chan Kwok Keung, Charles
                                             -----------------------------------
                                          Name:  Chan Kwok Keung, Charles
                                          Title: Director

                                          /s/ Chan Kwok Keung, Charles
                                          --------------------------------------
                                          Name: Dr. Chan Kwok Keung, Charles

                                       25